UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2021

 ARLO TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-38618	38-4061754
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Faraday Ave.,	Suite #150
Carlsbad,	California		92008
(Address of principal executive offices)			(Zip Code)
(408) 890-3900
(Registrant's telephone number, including area code)

3030 Orchard Parkway
San Jose,	California	95134
(Address of principal executive offices)		(Zip Code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to 2018 Equity Incentive Plan

On July 28, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of Arlo Technologies, Inc. (the “Company”) unanimously approved an amendment to the Company’s 2018 Equity Incentive Plan (the “2018 EIP”) to, among other things, reserve an additional 1,500,000 shares of the Company’s common stock to be used exclusively for grants of awards to individuals who were not previously employees or non-employee directors of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 303A.08 of the New York Stock Exchange (the “NYSE”) Listed Company Manual (“Rule 303A.08”). The 2018 EIP was amended by the Committee without stockholder approval pursuant to Rule 303A.08.

A complete copy of the 2018 EIP, as amended, is filed herewith as Exhibit 10.1. The above summary of the amendment to the 2018 EIP does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Equity Grant

On July 28, 2021, the Board approved the grant of a Performance Stock Unit (“PSU”) award to Matthew McRae, the Company’s Chief Executive Officer, covering 757,600 shares of the Company’s Common Stock, with vesting subject to satisfaction of both a service condition and a stock price performance condition. The service condition will be satisfied over four years in substantially equal quarterly installments. The stock price performance condition will be satisfied in five equal tranches based on the Company’s achievement of certain average daily closing prices per share of the Company’s common stock, as reported on the NYSE, for any 30 consecutive trading days on or prior to July 28, 2025 (the “Performance Period End Date”), with the first tranche achieved at $7.57 per share, with the second tranche achieved at $8.69 per share, with the third tranche achieved at $9.97 per share, with the fourth tranche achieved at $11.44 per share and with the fifth tranche achieved at $13.20 per share. To the extent that the stock price performance-based vesting conditions are not satisfied prior to the Performance Period End Date, the PSUs expire.

The foregoing description of the terms of the PSU does not purport to be complete and is qualified in its entirety by reference to the full text of the PSU, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending October 3, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Arlo Technologies, Inc. 2018 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.
Registrant

/s/ GORDON MATTINGLY
Gordon Mattingly
Chief Financial Officer

Dated: August 3, 2021